Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Reserves
Share purchase warrants	$ 0	$ 83,077
Share purchase options	22,907	22,578
Restricted share units	8,006	8,142
Long-term investment revaluation reserve, net of tax	(71,004)	(47,250)
Total reserves	$ (40,091)	$ 66,547